VANGUARD AIRLINES, INC.

                     NOTE EXCHANGE AGREEMENT

          THIS NOTE EXCHANGE AGREEMENT (the "Agreement") is entered into as of March 20, 1998, by and between Vanguard Airlines, Inc., a Delaware corporation (the "Company") and the Holders (each a "Holder" and collectively, the "Holders") set forth on the Schedule of Holders attached as Exhibit A hereto.

                             RECITALS

          WHEREAS, each Holder is the holder of multiple demand notes issued by the Company (the "Existing Notes") which Existing
Notes are listed on Exhibit B hereto; and

          WHEREAS, certain of the Holders are concurrently entering into a Unit Purchase Agreement (the "Purchase
Agreement") pursuant to which they have agreed to provide additional financing to the Company; and

          WHEREAS, the Holders have agreed to exchange their Existing Notes for new notes in the form attached hereto as Exhibit C (the "New Notes") which provide for automatic conversion of the New Notes at such time as the Company has an adequate number of authorized shares available for issuance under the terms of the New Notes and under the terms of all of its other securities, agreements, commitments and plans.

          NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company and the Holders hereby agree as follows:

1. Subject to the terms and conditions of this Agreement, each Holder agrees, severally and not jointly, to exchange at the Closing (as defined below) all of its Existing Notes and the Company agrees to issue to each Holder at the Closing a New
     Note in the principal amount set forth on Exhibit_A hereto which principal amount shall be equal to the sum of the principal balance and accrued and unpaid interest as of the date of the Closing on the Existing Notes held by the Holder. The New Note shall be exchanged by each Holder by surrendering to the Company for cancellation such Holder's Existing Notes.

2. Closing. The exchange and issuance shall take place at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 155_Constitution Drive, Menlo Park, California, at 2:00 p.m., on March_20, 1998, or at such other time and place as the Company and the Holders mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Holder a New Note in the amount set forth opposite such Holder's name on Exhibit A. Each such Holder shall surrender to the Company for cancellation at the Closing such Holder's Existing Notes.




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3.   Representations and Warranties of the Company.  In
     connection with the transactions provided for herein, the Company hereby represents and warrants to the Holders that:

4. Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

5. Authorization. Subject to receipt of the Stockholder Approval (as defined in the Purchase Agreement) and the filing of the Amendment (as defined in the Purchase Agreement), all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the delivery of the New Notes being exchanged hereunder and the Common Stock issuable upon conversion of the New Notes has been taken or will be taken prior to the Closing, and this Agreement and the New Notes constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, except (i)_as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii)_as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

6. Valid Issuance of Common Stock. Subject to the receipt of the Stockholder Approval and the filing of the Amendment, the Common Stock issuable upon conversion of the New Notes issued under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate of Incorporation of the Company, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the New Note and under applicable state and federal securities laws.

7. Representations and Warranties of the Holders. In connection with the transactions provided for herein, each Holder hereby represents and warrants to the Company that:

8. Authorization. This Agreement constitutes such Holder's valid and legally binding obligation, enforceable in accordance with its terms.

9. Purchase Entirely for Own Account. Holder acknowledges that this Agreement is made with Holder in reliance upon Holder's representation to the Company that the New Notes and the Common Stock issuable upon conversion of the New Notes (collectively, the "Securities") will be acquired for investment for Holder's own account and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Holder further represents that Holder does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to the Securities. Holder represents that it has full power and authority to enter into this Agreement.




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10.  Investment Experience.  Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

11. Restricted Securities. Holder understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

12. Legends. It is understood that the Securities may bear the following legend:

          "The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or the laws of any state. They may not be sold, offered for sale, pledged, hypothecated, or otherwise transferred except pursuant to an effective registration statement under the Act or an opinion of counsel satisfactory to the Company that registration is not required under such Act or unless sold pursuant to Rule 144 under such Act."

13. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION_25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

14. Conditions of Holders' Obligations at Closing. The obligations of each Holder under Section_1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Holder who does not consent thereto:

15. Representations and Warranties. The representations and warranties of the Company contained in Section_3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

16. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

17. Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

18. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Holder under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Holder:

19. Representations and Warranties. The representations and warranties of the Holders contained in Section_4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

20. Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                          Miscellaneous.

21. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

22. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

23. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

25. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, by confirmed facsimile transmission to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to such party at the address set forth on Exhibit A hereto, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.




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26.  Finder's Fee.  Each party represents that it neither is or will be obligated for any finder's fee or commission in connection with this transaction. Holder agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Holder or any of its officers, partners, employees, or representatives is responsible.

          The Company agrees to indemnify and hold harmless Holder from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

27. Expenses. The Company shall pay the costs and expenses that it incurs, and will pay the reasonable fees and expenses of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel to the Investors, with respect to the negotiation, execution, delivery and performance of this Agreement, not to exceed $5,000.

28. Entire Agreement; Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holders of twothirds in principal amount of the New Notes (or the Common Stock issuable upon conversion of the New Notes). Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any securities issued under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

29. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              VANGUARD AIRLINES, INC.
                              By:

                              Title:
                              Address:





                              HOLDERS:
                              J.F. Shea Co., Inc.,
                              as Nominee 1998-19

                              By:

                              Title:




                              The Hambrecht 1980 Revocable Trust

                              By:

                              Title:



                              Hambrecht & Quist California

                              By:

                              Title:



                              H&Q TSP II Investors, L.P.

                              By:

                              Title:

                            EXHIBIT A

                       SCHEDULE OF HOLDERS



Name and Address              Principal Amount of New Note
J.F. Shea Co., Inc.,
 as Nominee 1998-19                     $2,276,682.99
     Attn: Edmund H. Shea, Jr.
     J.F. Shea Co., Inc.
     675 Brea Canyon Road, Suite 8
     Walnut Canyon, CA 91789

The Hambrecht 1980 Revocable Trust      $3,328,528.00
     Attn: William R. Hambrecht
     W.R. Hambrecht
     550 15th Street
     San Francisco, CA  94103

Hambrecht & Quist California            $4,603,664.31
     Attn: Patrick Allen
     Hambrecht & Quist, LLC
     One Bush Street
     San Francisco, CA 94104

H&Q TSP II Investors, L.P.              $216,999.82
     Attn: Patrick Allen
     Hambrecht & Quist, LLC
     One Bush Street
     San Francisco, CA 94104



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                            EXHIBIT B

                          Existing NOTES

Name of Holder      Date of Existing Notes   Principal Amount


J.F. Shea Co., Inc.      September 11, 1997       $ 90,000

                         September 19, 1997       $150,000

                         October 6, 1997          $600,000

                         October 14, 1997         $240,000

                         October 23, 1997         $172,500

                         November 6, 1997         $300,000

                         November 13, 1997        $300,000

                         November 25, 1997        $150,000

                         December 10, 1997        $ 29,891


The Hambrecht 1980       August 21, 1997          $240,000
  Revocable Trust

                         August 22, 1997          $150,000

                         September 4, 1997        $720,000

                         September 11, 1997       $ 38,246

                         September 19, 1997       $150,000

                         October 6, 1997          $600,000

                         October 14, 1997         $240,000

                         October 23, 1997         $172,500

                         November 6, 1997         $300,000

                         November 13, 1997        $300,000

                         November 25, 1997        $150,000


Hambrecht & Quist        September 4, 1997        $583,783.50
  California

                         September 11, 1997       $1,120,000

                         September 19, 1997       $200,000

                         October 6, 1997          $800,000

                         October 14, 1997         $320,000

                         October 23, 1997         $230,000

                         November 6, 1997         $400,000

                         November 13, 1997        $400,000

                         November 25, 1997        $200,000


H&Q TSP II               May 29, 1997             $120,820.50
  Investors, L.P.

                            EXHIBIT C

                         FORM OF NEW NOTE